SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 10, 1999
                                  -------------
                                 Date of Report


                            RMED International, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


COLORADO                               0-14696                  84-0898302
--------                               -------                  ----------
(State of Incorporation)            (Commission File         (I.R.S. Employer
                                     Number)              Identification Number)


                             3925 North Hastings Way
                              Eau Claire, WI 54702
                              --------------------
                          (Address of Principal Office)


                                  (715)831-0280
                                  -------------
                         (Registrant's Telephone Number)


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        RMED International, Inc. (the "Company") has dismissed Oatley, Bystrom & Hansen, PC as its certified public accountants responsible for auditing the Company's financial statements, and appointed Grant Thornton LLP, effective immediately. This action was taken by the Board of Directors on June 10, 1999, which unanimously approved the written action. Oatley, Bystrom & Hansen, PC's reports for the last two fiscal years contained no adverse opinions, disclaimers, or qualifications or modifications as to uncertainty, audit scope or accounting principles, and during such two fiscal year period and the subsequent interim period since then, there have been no disagreements with Oatley, Bystrom & Hansen, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Oatley, Bystrom & Hansen, PC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

        (d) The Registrant has requested Oatley, Bystrom and Hansen, PC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. The Registrant will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.

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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RMED International, Inc.


Date: June 10, 1999                     By: /s/ Brenda Schenk
                                            -----------------
                                            Brenda Schenk, President & Principal
                                            Financial Officer


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